Dreyfus
Tax-Smart
Growth Fund
ANNUAL REPORT August 31, 1999
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)
The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
                                 THE FUND
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Fund Performance
                             7   Statement of Investments
                            10   Statement of Assets and Liabilities
                            11   Statement of Operations
                            12   Statement of Changes in Net Assets
                            13   Financial Highlights
                            14   Notes to Financial Statements
                            19   Report of Independent Auditors
                            20   Important Tax Information
                                 FOR MORE INFORMATION
                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                          Tax-Smart Growth Fund
LETTER FROM THE PRESIDENT
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax-Smart Growth Fund, covering the period from September 30, 1998 (inception date) through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past year has been rewarding for most equity investors. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market. Several major market indices set new records, including the Dow Jones Industrial Average, the broader S&P 500 Index and the technology-laden NASDAQ Index.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the stock market.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Tax-Smart Growth Fund.

Sincerely,
Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?
The fund produced a total return of 25.26% over the period from its inception on September 30, 1998 through August 31, 1999.(1) In comparison, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), provided a total return of 31.38% over the same time period.(2)
We attribute the fund's relative underperformance during the period to its lack of exposure to technology companies relative to the S&P 500 Index. The higher quality technology stocks that we own, such as Microsoft, Cisco Systems and Intel, did well, but our weighting in technology companies represented only 14% of the fund as compared to over 20% for the technology sector of the S&P 500 Index as of August 31, 1999. Much of the technology sector's returns was produced by a handful of high-flying Internet companies. In our view, these companies' fundamentals do not support such sky-high prices. We believed -- and continue to believe -- that the risks of such investments generally outweigh the potential benefits.

What is the fund's investment approach?

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for their sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company' s fundamentals. For The Fun example, while the fund was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most Internet companies because we found their prices to be higher than warranted by their financial strength and growth rates.

Central to our objective of minimizing taxable distributions, we maintain a " buy-and-hold" investment strategy. This strategy is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than going for short-term profits. During the reporting period, the fund maintained a turnover rate of less than 1%, well within our goal of an annual turnover rate below 15% .

What other factors influenced the fund's performance?

When the reporting period began, the stock market was in the midst of a sharp correction caused primarily by concerns related to economic weakness in overseas markets. When it later became clear that these international events were unlikely to derail U.S. economic growth, the stock market rebounded. In fact, many broad measures of U.S. stock market performance established new highs in 1999.

During the second quarter of 1999, when investors began to recognize that economic growth in the United States might be stronger than they had anticipated, they became concerned about a possible resurgence of inflation. In fact, reports of low levels of U.S. unemployment and rising global energy and commodity prices further fueled inflationary fears. As a result, interest rates rose sharply. This triggered a change in stock market leadership.
Generally, when interest rates rise, growth companies become less attractive to investors. That' s because higher interest rates make profits projected for the future worth less currently. Accordingly, many investors began to buy more attractively priced value-oriented companies. In addition, investors turned their attention to companies whose earnings are sensitive to changes in economic conditions, such as paper and chemical producers. Because our long-term perspective favors high-quality companies with consistent and longstanding track records of earnings growth, some of the companies in which we invested were hurt by the market' s short-term preference for value stocks.

What is the fund's current strategy?
We continue to maintain our long-term investment strategy. Our company-by-company analyses have led us to maintain the fund's relatively high level of exposure to stocks in the pharmaceutical, consumer non-durables and financial services sectors, and relatively low participation in cyclical and technology stocks.

The fund's investments in financial services stocks performed particularly well as investors became more comfortable that the worst-case scenarios were unlikely to materialize for banks, brokerage firms and insurance companies doing business in Asian and Latin American emerging markets. Financial giant Citigroup provided particularly attractive returns in the wake of the apparently successful merger of Citicorp and Travelers Group. Companies such as Bank of America and Chase Manhattan also provided attractive returns.

We have continued to focus on the growth trends that we believe will drive the U.S. and global economies. These trends include the globalization of international trade, higher worldwide demand for consumer products from a more affluent population, the influence of technology on the development of new products in the pharmaceutical industry, and the beneficial effects of corporate restructuring on companies' profits.

Our investment strategy can be summarized as follows: we believe that, over the long term, high-quality growth companies can produce strong returns. We intend to maintain that strategy regardless of short-term market influences.
September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.
                                                             The Fund

FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus Tax-Smart Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
Actual Aggregate Total Return AS OF 8/31/99

                                          Inception
                                          (9/30/98)
FUND                                       25.26%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS TAX-SMART GROWTH FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

$13,138
Standard & Poor's 500 Composite Stock Price Index((+)
$12,526
Dreyfus Tax-Smart Growth Fund


STATEMENT OF INVESTMENTS
August 31, 1999
COMMON STOCKS--94.3%                                                                            Shares                  Value ($)
CAPITAL GOODS--9.0%
AlliedSignal                                                                                    13,000                    796,250
Boeing                                                                                          11,000                    498,437
Emerson Electric                                                                                12,000                    751,500
General Electric                                                                                16,000                  1,797,000
Rockwell International                                                                          12,000                    709,500
                                                                                                                        4,552,687
COMMUNICATIONS--4.5%
Ameritech                                                                                        5,000                    315,625
Bell Atlantic                                                                                    1,500                     91,875
BellSouth                                                                                       22,000                    995,500
SBC Communications                                                                              18,000                    864,000
                                                                                                                        2,267,000
CONSUMER CYCLICAL--10.0%
DaimlerChrysler                                                                                  8,070                    606,763
Ford Motor                                                                                      30,000                  1,563,750
McGraw-Hill Cos.                                                                                16,000                    827,000

Polo Ralph Lauren                                                                                 7,500  (a)              145,313
Sony, A.D.R.                                                                                      8,000                 1,018,500
Wal-Mart Stores                                                                                  20,000                   886,250
                                                                                                                        5,047,576

CONSUMER STAPLES--18.0%
Coca-Cola                                                                                        30,000                 1,794,375
Colgate-Palmolive                                                                                16,000                   856,000
Fox Entertainment Group, Cl. A                                                                   24,000  (a)              553,500
Gillette                                                                                         25,000                 1,165,625
McDonald's                                                                                       18,000                   744,750
PepsiCo                                                                                          25,000                   853,125
Philip Morris Cos.                                                                               35,000                 1,310,312
Procter & Gamble                                                                                 11,000                 1,091,750
Walgreen                                                                                         30,000                   695,625
                                                                                                                        9,065,062

ENERGY MINERALS--3.1%
BP Amoco, A.D.R.                                                                                  7,000                   784,875
Exxon                                                                                             3,000                   236,625
Mobil                                                                                             5,500                   563,062
                                                                                                                        1,584,562
                                                             The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
FINANCE--17.6%
American Express                                                                                  6,000                  825,000
Associates First Capital, Cl. A                                                                  25,000                  857,812
Bank of America                                                                                  12,036                  728,178
Berkshire Hathaway, Cl. A                                                                            12  (a)             770,400
Berkshire Hathaway, Cl. B                                                                             6  (a)              12,018
Chase Manhattan                                                                                  15,000                1,255,313
Citigroup                                                                                        28,000                1,244,250
Federal National Mortgage Association                                                            20,000                1,242,500
Marsh & McLennan                                                                                 10,000                  728,125
Merrill Lynch                                                                                     3,000                  223,875
SunTrust Banks                                                                                   15,000                  964,687
                                                                                                                       8,852,158
HEALTH CARE--15.6%
Abbott Laboratories                                                                              20,000                  867,500
American Home Products                                                                           15,000                  622,500
Bristol-Myers Squibb                                                                             14,000                  985,250
Johnson & Johnson                                                                                14,000                1,431,500
Merck & Co.                                                                                      22,000                1,478,125
Pfizer                                                                                           66,000                2,491,500
                                                                                                                       7,876,375
MEDIA/ENTERTAINMENT--1.3%
Viacom, Cl. B                                                                                    15,000  (a)             630,938

TECHNOLOGY--13.9%
Cisco Systems                                                                                    18,000                1,220,625
Conexant Systems                                                                                  3,000  (a)             215,625
Hewlett-Packard                                                                                  10,000                1,053,750
Intel                                                                                            35,000                2,876,563
Microsoft                                                                                        18,000  (a)           1,666,125
                                                                                                                       7,032,688
TRANSPORTATION--1.3%
Norfolk Southern                                                                                 25,000                  654,688
TOTAL COMMON STOCKS
   (cost $45,130,224)                                                                                                 47,563,734



PREFERRED STOCKS--.2%                                                                            Shares                 Value ($)
CONSUMER CYCLICAL;
News Corp, A.D.R., Cum., $.4428
   (cost $101,138)                                                                                4,000                  105,750
                                                                                              Principal
SHORT-TERM INVESTMENTS--5.3%                                                                 Amount ($)                Value ($)
U.S. TREASURY BILLS:
   4.52%, 9/30/1999                                                                              19,000                   18,931
   4.51%, 10/7/1999                                                                             107,000                  106,509
   4.50%, 10/14/1999                                                                            598,000                  594,753
   4.66%, 11/4/1999                                                                             925,000                  917,369
   4.68%, 11/12/1999                                                                            484,000                  479,421
   4.79%, 11/26/1999                                                                            530,000                  523,921
TOTAL SHORT-TERM INVESTMENTS
   (cost $2,640,974)                                                                                                   2,640,904
TOTAL INVESTMENTS (cost $47,872,336)                                                              99.8%               50,310,388
CASH AND RECEIVABLES (NET)                                                                          .2%                  119,780
NET ASSETS                                                                                       100.0%               50,430,168
(A) NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                                  Cost                    Value
ASSETS ($):
Investments in securities--See Statement of Investments                                      47,872,336                50,310,388
Cash                                                                                                                      116,880
Dividends receivable                                                                                                       57,642
                                                                                                                       50,484,910
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                              52,818
Due to Distributor                                                                                                          1,924
                                                                                                                           54,742
NET ASSETS ($)                                                                                                         50,430,168
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                        47,935,123
Accumulated undistributed investment income--net                                                                           58,656
Accumulated net realized gain (loss) on investments                                                                        (1,663)
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                                                                               2,438,052
NET ASSETS ($)                                                                                                         50,430,168
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                         3,223,747
NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)                                                      15.64
SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS
from September 30, 1998 (commencement of operations) to August 31, 1999

INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $2,577 foreign taxes withheld at source)                                                           334,524
Interest                                                                                                                   87,084
TOTAL INCOME                                                                                                              421,608
EXPENSES:
Management fee--Note 2(a)                                                                                                 284,470
Distribution fees--Note 2(b)                                                                                               64,652
Loan commitment fees--Note 4                                                                                                   13
TOTAL EXPENSES                                                                                                            349,135
INVESTMENT INCOME--NET                                                                                                     72,473
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):
Net realized gain (loss) on investments                                                                                    (1,663)
Net unrealized appreciation (depreciation) on investments                                                               2,438,052
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  2,436,389
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    2,508,862
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS
from September 30, 1998 (commencement of operations) to August 31, 1999


OPERATIONS ($):
Investment income--net                                                                                                     72,473
Net realized gain (loss) on investments                                                                                    (1,663)
Net unrealized appreciation (depreciation) on investments                                                               2,438,052
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                         2,508,862
DIVIDENDS TO SHAREHOLDERS FROM ($):
INVESTMENT INCOME--NET                                                                                                    (13,817)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                                                          51,207,743
Dividends reinvested                                                                                                       13,550
Cost of shares redeemed                                                                                                (5,786,170)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                                                      45,435,123
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                                47,930,168
NET ASSETS ($):
Beginning of Period                                                                                                     2,500,000
END OF PERIOD                                                                                                          50,430,168
Undistributed investment income--net                                                                                       58,656
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                                                             3,393,751
Shares issued for dividends reinvested                                                                                        939
Shares redeemed                                                                                                          (370,943)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                                           3,023,747
SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal period from September 30, 1998 (commencement of operations) to August 31, 1999. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.
These figures have been derived from the fund's financial statements.


PER SHARE DATA ($):
Net asset value, beginning of period                                                                                    12.50
Investment Operations:
Investment income--net                                                                                                    .06  (a
Net realized and unrealized gain (loss) on investments                                                                   3.10
Total from Investment Operations                                                                                         3.16
Distributions:
Dividends from investment income--net                                                                                    (.02)
Net asset value, end of period                                                                                          15.64
TOTAL RETURN (%)                                                                                                        25.26  (b
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                                                                                  1.24  (b
Ratio of net investment income to average net assets                                                                     .26  (b)
Portfolio Turnover Rate                                                                                                   --
Net Assets, end of period ($ x 1,000)                                                                                 50,430
(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B) NOT ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:
Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund had no operations until September 30, 1998, except for the sale and issuance of 200,000 shares of Common Stock to the MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation. The fund' s investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
(" Mellon Bank") which is a wholly-owned subsidiary of Mellon Bank Corporation. Fayez Sarofim & Co. (" Sarofim") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 1999, there were no open financial futures contracts.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                             The Fund

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the

$2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended August 31, 1999, the fund was charged $64,652 pursuant to the Plan
(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

(d) Brokerage commissions: During the period ended August 31, 1999, the fund incurred total brokerage commissions of $33,908, of which $7,125 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $45,231,461 and $92, respectively.

At August 31, 1999, accumulated net unrealized appreciation on investments was $2,438,052, consisting of $4,344,336 gross unrealized appreciation and $1,906,284 gross unrealized depreciation.
At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1999, the fund did not borrow under the Facility.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax-Smart Growth Fund of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of August 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 30, 1998 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax-Smart Growth Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 1999, the results of its operations, changes in its net assets, and the financial highlights for the period from September 30, 1998 to August 31, 1999, in conformity with generally accepted accounting principles.

New York, New York
October 4, 1999
                                                             KPMG LLP
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)
The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

Dreyfus Tax-Smart Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com
(c) 1999 Dreyfus Service Corporation                                  047AR998